                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                     July 20, 2006
Name of Registrant:                 Graybar Electric Company, Inc.
Jurisdiction of Incorporation:      New York
Commission File Number:             000-00255
IRS Identification Number:          13-0794380
Address of Principal Executive Offices:
                                    34 North Meramec Avenue
                                    St. Louis, MO 63105
Registrant's Telephone Number:      314-573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01         Entry into a Material Definitive Agreement

Renewal with an increase in the credit line to $150,000,000, as of July 20, 2006, of the 364-day, $85,000,000 Credit Agreement, dated July 22, 2004 (and as amended on July 21, 2005) among Graybar Electric Company, Inc., Wachovia Bank, National Association, as Agent, and other banks named therein.




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Graybar Electric Company, Inc.

Date:  July 24, 2006                       /s/ T. F. Dowd
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                                                      (Signature)

                                           T.F. Dowd
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                                                (Name of signing officer)

                                           Senior Vice President, Secretary and
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                                           General Counsel
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                                                       (Title)